EXECUTION VERSION AMENDMENT TO CREDIT AGREEMENT As of August 29, 2007

Reference is made to the Second Amended and Restated Credit Agreement, dated as of September 28, 2001 (including, all annexes, exhibits and schedules thereto, and as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among BUTLER SERVICE GROUP, INC., a New Jersey corporation (the “Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware Corporation (in its individual capacity, “GE Capital”), for itself as Lender and as Agent for Lenders (“Agent”) and the other lenders signatory thereto from time to time.

PRELIMINARY STATEMENTS

                                 The Lenders have agreed to make and have made Loans and other extensions of credit to the Borrower under the Credit Agreement. The Borrower has requested and, upon the Effective Date (as hereinafter defined), the Lenders will have agreed, that certain provisions of the Credit Agreement be amended and otherwise modified in the manner provided for herein.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to the Credit Agreement. As of the Effective Date, the Credit Agreement shall be amended and restated in its entirety in the form of Exhibit A attached hereto.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of the first date (the “Effective Date”) on which: (a) the Borrower, the other Credit Parties, the Lenders and the Agent shall have executed this Amendment with respect to Exhibit A; and (b) Agent shall have received executed copies of the Second Lien Credit Agreement and the other Loan Documents (as defined therein) delivered in connection therewith, which shall be in form and substance satisfactory to Agent in its sole discretion.

SECTION 3. Waiver of Existing Defaults and Events of Default. All Defaults and Events of Default in existence prior to the Effective Date are hereby waived by the Agent and Lenders as of the Effective Date; provided, that Agent and Lenders may exercise all of their respective rights and remedies as may be available under the Credit Agreement and under applicable law, upon or after the occurrence of any other Default or Event of Default under the Credit Agreement or any Loan Document from and after the Effective Date.

                                 SECTION 4.     Effect of Amendment. Upon the Effective Date: (a) the terms and conditions of the Credit Agreement shall be amended as set forth herein and, as so amended, shall be restated in their entirety, but only with respect to the rights, duties and obligations among the Borrower, the Lenders and the Agent accruing from and after the Effective Date; (b) the amendments to the Credit Agreement as set forth herein shall not in any way release or impair the rights, duties, obligations or liens created pursuant to the Credit Agreement or any other Loan Document or affect the relative priorities thereof, in each case to the extent in full force and effect thereunder, except as modified hereby or by documents, instruments and agreements executed and delivered in connection herewith, and all of such rights, duties, obligations and liens are assumed, ratified and affirmed by the Borrower; (c) all indemnification obligations of the Borrower under the Credit Agreement and any other Loan Documents shall survive the execution and delivery of this Amendment and shall continue in full force and effect for the benefit of the Lenders, the Agent, and any other Person indemnified under the Credit Agreement or any other Loan Document; (d) the obligations incurred under the Credit Agreement shall, to the extent outstanding on the Effective Date, continue outstanding under the Credit Agreement, as amended and otherwise modified by this Amendment and shall not be deemed to be paid, released, discharged or otherwise satisfied by the execution of this Amendment, and the amendments and modifications to the Credit Agreement as hereby effectuated by this Amendment shall not constitute a refinancing, substitution or novation of such obligations or any of the other rights, duties and obligations of the parties hereunder; (e) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Credit Agreement, nor constitute a waiver of any covenant, agreement or obligation under the Credit Agreement, except to the extent that any such covenant, agreement or obligation is no longer set forth therein or is modified thereby; and (f) any and all references to the Credit Agreement, as amended hereby in any Loan Document shall, without further action of the parties, be deemed a reference to the Credit Agreement as amended by this Amendment, as the Credit Agreement shall be further amended, restated, supplemented or otherwise modified from time to time, and any and all references to the Loan Documents shall be deemed a reference to the Loan Documents under the Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

                                 SECTION 5.    Confirmation of Obligations Under the Loan Documents. (a) The Liens and security interests created and granted to the Agent, for the benefit of the Lenders, pursuant to the Collateral Documents and any other Loan Documents shall continue without any diminution thereof; and (b) the Credit Agreement and the other Loan Documents (including the Collateral Documents) shall remain in full force and effect until the termination of all Obligations under the Credit Agreement and all parties’ obligations arising thereunder are hereby confirmed. The Guarantors confirm and agree that their obligations under the Collateral Documents, as amended on the date hereof, shall continue without any diminution thereof and shall remain in full force and effect upon and after the Effective Date.

                                 SECTION 6.    Confirmation of Representations and Warranties Under the Loan Documents. The Borrower and each of the other Credit Parties are capable of complying with and are in compliance with all of the provisions of the Loan Documents applicable to the Borrower, Grantors (as defined in the Guarantees) and Guarantors, as applicable, and the representations and warranties of the Credit Parties contained in the Loan Documents, are true and correct in all material respects on and as of the date hereof, except for any representation and warranty that expressly relates to an earlier date, in which case, such representation and warranty shall only be true and correct as of such date.

                                 SECTION 7.    Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby. Except as amended or waived herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                                 SECTION 8.    Execution in Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties hereto shall be lodged with the Borrower and the Agent.

                                 SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

BORROWER:

BUTLER SERVICE GROUP, INC., as a Borrower

By:	Mark Koscinski

Name: MARK KOSCINSKI
Title: VP. Controller

Signature Page to Amendment to Credit Agreement

AGENT:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

By:	James H. Kaufman

Name: James A. Kaufman
Title: Duly Authorized Signatory

Signature Page to Amendment to Credit Agreement

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:	James H. Kaufman

Name: James A. Kaufman
Title: Duly Authorized Signatory

Signature Page to Amendment to Credit Agreement

The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrower.

BUTLER OF NEW JERSEY REALTY CORP.

By:	Mark Koscinski

Name: MARK KOSCINSKI
Title: VP. Controller

BUTLER INTERNATIONAL, INC.

By:	Mark Koscinski

Name: MARK KOSCINSKI
Title: VP. Controller

BUTLER SERVICES INTERNATIONAL, INC.

By:	Mark Koscinski

Name: MARK KOSCINSKI
Title: VP. Controller

BUTLER TELECOM, INC.

By:	Mark Koscinski

Name: MARK KOSCINSKI
Title: VP. Controller

BUTLER PUBLISHING, INC.

By:	Mark Koscinski

Name: MARK KOSCINSKI
Title: VP. Controller

BUTLER SERVICES, INC.

By:	Mark Koscinski

Name: MARK KOSCINSKI
Title: VP. Controller

Signature Page to Amendment to Credit Agreement

BUTLER UTILITY SERVICES, INC.

By:	Mark Koscinski

Name: MARK KOSCINSKI
Title: VP. Controller

Signature Page to Amendment to Credit Agreement

EXHIBIT A – FORM OF THIRD AMENDED AND RESTATED CREDIT AGREEMENT